UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 4, 2026
 -
Amgen Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks
California		91320-1799
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Second Quarter 2026 Earnings Press Release and Reconciliation of Non-GAAP Financial Measures
On August 4, 2026, the Company issued a press release announcing its unaudited results of operations for the three and six months ended June 30, 2026, and its unaudited financial position as of June 30, 2026. The full text of the press release is furnished as Exhibit 99.1 hereto.
In its press release the Company included certain non-U.S. Generally Accepted Accounting Principles (GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are non-GAAP earnings per share, non-GAAP operating income, non-GAAP operating margin, non-GAAP tax rate, non-GAAP operating expenses and sub-components of non-GAAP operating expenses such as non-GAAP cost of sales, non-GAAP research and development (R&D) expenses and non-GAAP selling, general and administrative expenses. Reconciliations for such non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release. The Company included Free Cash Flow (FCF), which is computed by subtracting capital expenditures from operating cash flow, each as determined in accordance with GAAP.
The Company believes that this presentation of non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. The Company uses certain non-GAAP financial measures to enhance an investor’s overall understanding of the financial performance and prospects for the future of the Company’s ongoing business activities by facilitating comparisons of results of ongoing business operations among current, past and future periods. The Company believes that FCF provides a further measure of the Company’s liquidity. The Company uses non-GAAP financial measures in connection with its own budgeting and financial planning internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets. The non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
The following is a summary of the costs and other items excluded from the most directly comparable GAAP financial measures to calculate non-GAAP financial measures:
•Acquisition-related expenses: Acquisition-related charges are primarily associated with assets acquired in connection with business acquisitions, including intangible assets and acquired inventory. Such charges include amortization and impairment of developed-product-technology rights, licensing rights, R&D technology rights, marketing-related rights and step-up to fair value of acquired inventory, as well as net impairment charges of in-process R&D assets. Net charges for intangible assets are significantly impacted by the timing and magnitude of the Company’s acquisitions, potential product approvals and estimated future cash flows. Accordingly, these net charges may vary in amount from period to period. The Company excludes these net charges for purposes of calculating the non-GAAP financial measures presented to facilitate a more meaningful evaluation of the Company’s current operating performance and comparisons to past operating performance. The Company believes that excluding noncash net charges related to those intangible assets and inventory acquired in business acquisitions treats those assets as if the Company had developed them internally in the past and, thus, provides a supplemental measure of profitability in which these acquired assets are treated in a comparable manner to the Company's internally developed or produced assets.
•Net charges pursuant to the Company’s restructuring and cost savings initiatives: Costs from restructuring and cost savings initiatives are primarily related to facilities charges, including asset impairments and accelerated depreciation, and severance and benefits for employees terminated pursuant to our transformation and process improvement efforts. Costs from such initiatives are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although the Company may incur these types of expenses in the future, it believes that eliminating these charges for purposes of calculating the non-GAAP financial measures provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.
•Other items: The Company adjusts GAAP financial results for certain income and expenses (or gains and losses). These adjustments include: (1) gains and losses on our investments in equity securities; and (2) certain items associated with legal proceedings. The Company excludes these items for the purpose of calculating the non-GAAP financial measures presented because the Company believes these items are outside the ordinary course of business. The Company believes eliminating these items provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.

•The tax effect of the adjustments between GAAP and non-GAAP results take into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). Generally, the tax impact of adjustments, including the amortization and impairment of intangible assets and acquired inventory, gains and losses on our investments in equity securities and expenses related to restructuring and cost savings initiatives, depends on whether the amounts are deductible in the respective tax jurisdictions and the applicable tax rate(s) in those jurisdictions. Other income tax adjustments include the impact of tax law changes.
The press release also contains a discussion of the additional purposes for which the Company’s management uses these non-GAAP financial measures.
This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated August 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	August 4, 2026	By:	/s/ Peter H. Griffith
		Name:	Peter H. Griffith
		Title:	Executive Vice President and Chief Financial Officer